UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 17, 2004

Date of report (Date of earliest event reported)

MedicalCV, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	0-33295	41-1717208
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9725 South Robert Trail

Inver Grove Heights, Minnesota 55077

(Address of Principal Executive Offices, including Zip Code)

(651) 452-3000

(Registrant’s Telephone Number, including Area Code)

ITEM 5                                                        OTHER EVENTS.

On March 22, 2004, we publicly announced that we filed a 501(k) application with the U.S. Food and Drug Administration for our newest product, the Atrilaze™ Soft Tissue Ablation System.  For further information, please refer to the press release attached hereto as Exhibit 99.2, which is incorporated by reference herein.

ITEM 7                                                        FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

	Exhibit 99.1	Press release dated March 17, 2004, reporting financial results for the fiscal quarter ended January 31, 2004.

Exhibit 99.2

Press release dated March 22, 2004, relating to the Company’s filing of a 501(k) application with the U.S. Food and Drug Administration and clarifying certain information presented in the press release dated March 17, 2004.

ITEM 12.                                               RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

We hereby furnish disclosure regarding our release of material non-public information relating to our results of operations for a completed quarterly fiscal period.  On March 17, 2004, we publicly announced financial results for the fiscal quarter ended January 31, 2004.  For further information, please refer to the press releases attached hereto as Exhibit 99.1 and Exhibit 99.2, which are incorporated by reference herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedicalCV, Inc.

Date: March 23, 2004	By:	/s/	John H. Jungbauer
John H. Jungbauer
Vice President Finance / Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated March 17, 2004, reporting financial results for the fiscal quarter ended January 31, 2004.

99.2

Press release dated March 22, 2004, relating to the Company’s filing of a 501(k) application with the U.S. Food and Drug Administration and clarifying certain information presented in the press release dated March 17, 2004.